UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2008

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

(801) 584-5700

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2008, Huntsman Corporation (the “Company”) accepted two proposals (the “Backstop Proposals”):  one among the Company and certain Company stockholders who are members of the Huntsman family and certain of their controlled entities (the “Huntsman Family Stockholders”), and a second proposal among the Company and certain other stockholders of the Company (together with the Huntsman Family Stockholders, the “Stockholders”).  Hexion Specialty Chemicals, Inc. (“Hexion”) conditionally consented to the Company’s acceptance of these Backstop Proposals.

Pursuant to the Backstop Proposals, the Stockholders have agreed, to the extent Hexion refuses to otherwise sell CVRs or enter into an equity or similar investment with the Stockholders, to make cash payments to the Company in an aggregate amount of $416,460,102 in connection with the consummation of the merger (the “Merger”) between the Company and Hexion.  The Stockholders will receive no equity, debt or other securities or payments in return for their payments.  The Stockholders’ obligations to make the cash payments are subject to, among other things, the Merger being consummated on the terms provided in the current merger agreement on or prior to November 2, 2008.  Copies of the Backstop Proposals accepted by the Company are attached hereto as Exhibits 99.1 and 99.2.

Item 8.01. Other Events.

On September 11, 2008, the Company sent a letter to Hexion.  A copy of the letter is attached hereto as Exhibit 99.3. On September 12, 2008, the Company sent a letter to Hexion. A copy of the letter is attached hereto as Exhibit 99.4

Item 9.01. Financial Statements and Exhibits.

                (d) Exhibits

Number	Description of Exhibits

99.1	Huntsman’s Acceptance of Backstop Commitment dated September 11, 2008, among the Company and certain stockholders.

99.2	Huntsman’s Acceptance of Backstop Commitment dated September 11, 2008, among the Company and certain Huntsman Family Stockholders.

99.3	Letter from Huntsman Corporation to Hexion Specialty Chemicals, Inc., dated September 11, 2008.

99.4	Letter from Huntsman Corporation to Hexion Specialty Chemicals, Inc., dated September 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ Troy M. Keller
TROY M. KELLER
Assistant Secretary

Dated: September 12, 2008

EXHIBIT INDEX

Number	Description of Exhibits

99.1	Huntsman’s Acceptance of Backstop Commitment dated September 11, 2008, among the Company and certain stockholders.

99.2	Huntsman’s Acceptance of Backstop Commitment dated September 11, 2008, among the Company and certain Huntsman Family Stockholders.

99.3	Letter from Huntsman Corporation to Hexion Specialty Chemicals, Inc., dated September 11, 2008.

99.4	Letter from Huntsman Corporation to Hexion Specialty Chemicals, Inc., dated September 12, 2008.